UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 18, 2020

Brookfield Property REIT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Stock, par value $.01 per share	BPYU	Nasdaq Global Select Market
6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share	BPYUP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Brookfield Property REIT Inc. (“BPYU” or the “Company”) announced today the final results of its tender offer (the “Offer”), which expired at 5:00 p.m. (New York City time) on August 12, 2020, to purchase for cash up to 9,166,667 shares of its Class A Stock, par value $0.01 per share (“Class A Stock”), at a price of $12.00 per share, less any applicable withholding taxes (the “Purchase Price”).

Based on the final count by American Stock Transfer & Trust Company, LLC, the paying agent and depositary for the Offer, a total of 7,321,155 shares of Class A Stock were properly tendered and not properly withdrawn at the Purchase Price.

In accordance with the terms and conditions of the Offer, and based on the final count by AST, BPYU will purchase 7,321,155 shares of Class A Stock properly tendered and not properly withdrawn prior to the expiration of the Offer at the Purchase Price, for an aggregate cost of approximately $87.9 million, excluding fees and expenses relating to the Offer. Based on this final count, the 7,321,155 shares of Class A Stock to be accepted for purchase in the Offer represent approximately 13% of BPYU’s issued and outstanding shares of Class A Stock as of August 14, 2020. Based on these final numbers, following settlement of the Offer, BPYU will have approximately 47,909,789 shares of Class A Stock outstanding.

Payment for the shares of Class A Stock accepted for purchase under the Offer will occur promptly, in accordance with applicable law.

The press release announcing the final results of the Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated August 18, 2020.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

Date: August 18, 2020	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary

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